Exhibit 99 to Form 4

1. Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Partners, L.P.
    (Last)                 (First)               (Middle)
3033 Excelsior Boulevard, Suite 300
                           (Street)
Minneapolis                MN                    55416
    (City)                 (State)               (Zip)